UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2005
WESTERN ALLIANCE BANCORPORATION
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-32550 (Commission File Number)	88-0365922 (IRS Employer Identification No.)

2700 West Sahara Avenue, Las Vegas, Nevada (Address of principal executive offices)	89102 (Zip Code

Registrant’s telephone number, including area code: (702) 248-4200
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Rule 425, Rule 14a-12 and Instruction 2 to Rule 14d-2(b)(2)

Item 2.02. Results of Operations and Financial Condition.
On July 28, 2005, Western Alliance Bancorporation issued a press release describing its results of operations for the fiscal quarter ended June 30, 2005. That press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated July 28, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN ALLIANCE BANCORPORATION (Registrant) /s/ Dale Gibbons ———————————————— Dale Gibbons Executive Vice President and Chief Financial Officer

Date: July 28, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated July 28, 2005.